UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  July 23, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                 0-16106                  41-1347235
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
      of incorporation)                                         Number)




                   2950 NE 84TH LANE, BLAINE, MN         55449
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A

ITEM 5.  OTHER EVENTS

     On July 23, 2003, our Chief Financial Officer, David R. Peters resigned effective August 8th to accept a position with a firm in Eau Claire, WI.




ITEM 7.  EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated July 23, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 23, 2003         APA OPTICS, INC.



                                   By /s/ Anil K. Jain
                                      ----------------
                                      Anil K. Jain, Chief Executive Officer
                                      Authorized Signatory